UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

NCI, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 1, 2011, pursuant to the terms of the Purchase Agreement, NCI, Inc. (NCI) completed its purchase of 100% of the stock of AdvanceMed Corporation (AdvanceMed) from an affiliate of Computer Sciences Corporation. AdvanceMed is a premier provider of healthcare program integrity services focused on the detection and prevention of fraud, waste, and abuse in healthcare programs, providing investigative services to the Centers for Medicare and Medicaid Services (CMS). Serving CMS since 1999, AdvanceMed has grown rapidly demonstrating the value and return on investment of the Federal Government’s integrity program activities.

Under the terms of the Purchase Agreement, NCI acquired AdvanceMed for $62.0 million in cash, subject to certain adjustments. The transaction was funded through borrowings of approximately $62.0 million under NCI’s existing Loan and Security Agreement.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release, dated April 4, 2011, announcing the closing of the acquisition is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, NCI will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, NCI will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement among NCI Information Systems, Inc. (“NCIIS”), a wholly owned subsidiary of NCI, and stockholders of AdvanceMed Corporation dated as of February 24, 2011. (The appendices and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NCI, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.)
99.1	NCI’s press release dated April 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: April 4, 2011

By: /s/ Michele R. Cappello

Michele R. Cappello
Senior Vice President, General Counsel, and Secretary